                                                                     EXHIBIT 4.2




================================================================================





                              AMENDED AND RESTATED


                              DECLARATION OF TRUST





                                       OF





                             TIMET CAPITAL TRUST I




                         Dated as of November 20, 1996





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                               TABLE OF CONTENTS


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                                   ARTICLE I

                        Interpretation and Definitions

SECTION 1.01.    Definitions  . . . . . . . . . . . . . . . . . . . . . . .   2


                                  ARTICLE II

                              Trust Indenture Act

SECTION 2.01.    Trust Indenture Act; Application . . . . . . . . . . . . .  10
SECTION 2.02.    Lists of Holders of Securities . . . . . . . . . . . . . .  10
SECTION 2.03.    Reports by the Property Trustee  . . . . . . . . . . . . .  11
SECTION 2.04.    Periodic Reports to Property Trustee . . . . . . . . . . .  11
SECTION 2.05.    Evidence of Compliance with Conditions Precedent . . . . .  12
SECTION 2.06.    Events of Default; Waiver  . . . . . . . . . . . . . . . .  12
SECTION 2.07.    Event of Default; Notice . . . . . . . . . . . . . . . . .  14


                                  ARTICLE III

                                 Organization

SECTION 3.01.    Name . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 3.02.    Office . . . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 3.03.    Purpose  . . . . . . . . . . . . . . . . . . . . . . . . .  15
SECTION 3.04.    Prohibition of Actions by the Trust and the Trustees . . .  15
SECTION 3.05.    General Authority of the Trustees  . . . . . . . . . . . .  17
SECTION 3.06.    Title to Property of the Trust . . . . . . . . . . . . . .  17
SECTION 3.07.    Not Responsible for Recitals or Issuance of Securities . .  17
SECTION 3.08.    Duration of Trust  . . . . . . . . . . . . . . . . . . . .  17
SECTION 3.09.    Mergers  . . . . . . . . . . . . . . . . . . . . . . . . .  17
SECTION 3.10.    Dissolution of Trust . . . . . . . . . . . . . . . . . . .  19
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                                                                  Contents, p. 2
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                                  ARTICLE IV

                                   Sponsor

SECTION 4.01.    Sponsor's Purchase of Trust Common Securities  . . . . . . . 20
SECTION 4.02.    Responsibilities of the Sponsor  . . . . . . . . . . . . . . 21


                                  ARTICLE V

                                   Trustees

SECTION 5.01.    Number of Trustees . . . . . . . . . . . . . . . . . . . . . 22
SECTION 5.02.    Delaware Trustee; Eligibility  . . . . . . . . . . . . . . . 22
SECTION 5.03.    Property Trustee; Eligibility  . . . . . . . . . . . . . . . 22
SECTION 5.04.    Qualifications of Regular Trustees and Delaware Trustee
                   Generally  . . . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 5.05.    Initial Trustees . . . . . . . . . . . . . . . . . . . . . . 24
SECTION 5.06.    Appointment, Removal and Resignation of Trustees . . . . . . 24
SECTION 5.07.    Vacancies Among Trustees . . . . . . . . . . . . . . . . . . 26
SECTION 5.08.    Merger, Conversion, Consolidation or Succession to
                   Business of a Trustee  . . . . . . . . . . . . . . . . . . 27
SECTION 5.09.    Authority, Powers and Duties of the Regular Trustees . . . . 27
SECTION 5.10.    Delegation of Powers and Duties of the Regular Trustees  . . 31
SECTION 5.11.    Powers and Duties of the Property Trustee  . . . . . . . . . 32
SECTION 5.12     Certain Duties and Responsibilities of the Property
                   Trustee  . . . . . . . .. . . .. . . . . . . . . . . . . . 34
SECTION 5.13.    Certain Rights of Property Trustee . . . . . . . . . . . . . 36
SECTION 5.14.    Delaware Trustee . . . . . . . . . . . . . . . . . . . . . . 38
SECTION 5.15.    Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . 39


                                  ARTICLE VI

                                Distributions

SECTION 6.01.    Distributions  . . . . . . . . . . . . . . . . . . . . . . . 39
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                                                                  Contents, p. 3
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                                 ARTICLE VII

                                The Securities

SECTION 7.01.    Title and Terms  . . . . . . . . . . . . . . . . . . . . . . 40
SECTION 7.02.    General Provisions Regarding the Securities  . . . . . . . . 40
SECTION 7.03.    General Form of Certificates . . . . . . . . . . . . . . . . 41
SECTION 7.04.    Form of Convertible Preferred Securities Certificates;
                   Global Certificates  . . . . . . . . . . . . . . . . . . . 41
SECTION 7.05.    Execution and Dating of Certificates . . . . . . . . . . . . 43
SECTION 7.06.    Authentication of Certificates . . . . . . . . . . . . . . . 43
SECTION 7.07.    Definitive Convertible Preferred Security Certificates . . . 44
SECTION 7.08.    Temporary Certificates . . . . . . . . . . . . . . . . . . . 44
SECTION 7.09.    Registrar, Paying Agent and Conversion Agent . . . . . . . . 44
SECTION 7.10.    Paying Agent To Hold Money in Trust  . . . . . . . . . . . . 45
SECTION 7.11.    Outstanding Convertible Preferred Securities . . . . . . . . 45
SECTION 7.12.    Convertible Preferred Securities in Treasury . . . . . . . . 46
SECTION 7.13.    Notices to Depositary  . . . . . . . . . . . . . . . . . . . 46
SECTION 7.14.    Appointment of Successor Depositary  . . . . . . . . . . . . 46
SECTION 7.15.    Deemed Security Holders  . . . . . . . . . . . . . . . . . . 46


                                 ARTICLE VIII

                    Transfers, Exchanges and Cancelations
                                of Securities

SECTION 8.01.    General  . . . . . . . . . . . . . . . . . . . . . . . . . . 47
SECTION 8.02.    Transfer Procedures and Restrictions . . . . . . . . . . . . 48
SECTION 8.03.    Mutilated, Destroyed, Lost or Stolen Certificates;
                   Replacement Securities . . . . . . . . . . . . . . . . . . 58
SECTION 8.04.    Cancelation of Convertible Preferred Security Certificates . 58
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                                                                  Contents, p. 4
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                                  ARTICLE IX

                          Limitation of Liability of
                  Holders of Securities, Trustees and Others

SECTION 9.01.    Liability  . . . . . . . . . . . . . . . . . . . . . . . . . 59
SECTION 9.02.    Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . 59
SECTION 9.03.    Fiduciary Duty . . . . . . . . . . . . . . . . . . . . . . . 60
SECTION 9.04.    Indemnification  . . . . . . . . . . . . . . . . . . . . . . 61
SECTION 9.05.    Outside Businesses . . . . . . . . . . . . . . . . . . . . . 65


                                  ARTICLE X

                                  Accounting

SECTION 10.01.   Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . 66
SECTION 10.02.   Certain Accounting Matters . . . . . . . . . . . . . . . . . 66
SECTION 10.03.   Banking  . . . . . . . . . . . . . . . . . . . . . . . . . . 66
SECTION 10.04.   Withholding  . . . . . . . . . . . . . . . . . . . . . . . . 67


                                  ARTICLE XI

                           Amendments and Meetings

SECTION 11.01.   Amendments . . . . . . . . . . . . . . . . . . . . . . . . . 67
SECTION 11.02.   Meetings of the Holders of Securities; Action by Written
                   Consent  . . . . . . . . . . . . . . . . . . . . . . . . . 69


                                 ARTICLE XII

                   Representations of Property Trustee and
                               Delaware Trustee

SECTION 12.01.   Representations and Warranties of Property Trustee . . . . . 71
SECTION 12.02.   Representations and Warranties of Delaware Trustee . . . . . 72
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                                  ARTICLE XIII

                                 Miscellaneous

SECTION 13.01.   Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . 74
SECTION 13.02.   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . 75
SECTION 13.03.   Intention of the Parties . . . . . . . . . . . . . . . . . . 75
SECTION 13.04.   Headings . . . . . . . . . . . . . . . . . . . . . . . . . . 75
SECTION 13.05.   Successors and Assigns . . . . . . . . . . . . . . . . . . . 75
SECTION 13.06.   Invalidity of Any Provision  . . . . . . . . . . . . . . . . 76
SECTION 13.07.   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . 76


Annex and Exhibits

ANNEX I  Terms of the 6-5/8% Convertible Preferred
         Securities, Beneficial Unsecured Convertible
         Securities (BUCS) and the 6-5/8% Trust Common
         Securities

Exhibit A-1      Form of Convertible Preferred Security

Exhibit A-2      Form of Trust Common Security

Exhibit B        Form of Convertible Debenture
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                                                                  EXECUTION COPY


                                  AMENDED AND RESTATED DECLARATION OF TRUST
                          (this "Declaration") of TIMET CAPITAL TRUST I dated and effective as of November 20, 1996, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Titanium Metals Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration.


                 WHEREAS the Trustees and the Sponsor established TIMET Capital Trust I (the "Trust"), a trust under the Trust Act (as defined herein), pursuant to a Declaration of Trust dated as of November 13, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 14, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Convertible Debentures (as defined herein) of the Company (as defined herein);

 WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                 WHEREAS all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.


                 NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         Interpretation and Definitions

                 SECTION 1.01. Definitions. Unless the context otherwise requires:

                 (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

                 (b) a term defined anywhere in this Declaration has the same meaning throughout;

                 (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                 (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

                 (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

                 (f) a reference to the singular includes the plural and vice versa; and

                 (g) a reference to the masculine includes the feminine and vice versa.

                 "Additional Interest" means, if at any time while the Property Trustee is the Holder of any Convertible Debentures, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any state thereof, or any other taxing authority, then, in any such case, the additional interest on the Debentures held by the Property Trustee in such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

                 "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereto.

                 "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                 "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                 "Book-Entry Interest" means a beneficial interest in a Global Certificate, the ownership and transfers of which shall be maintained and made through book entries by the Depositary as described in Section 8.02.

                 "Business Day" means any day other than a day on which banking institutions in The City of New York or in Chicago, Illinois are authorized or required by law to close.

                 "Certificate" means a global or definitive certificate in fully registered form representing a Trust Common Security or a Convertible Preferred Security.

                 "Closing Date" means November 26, 1996.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

                 "Common Stock" means the common stock, $.01 par value, of the Company.

                 "Company" means Titanium Metals Corporation, a Delaware corporation.

                 "Company Indemnified Person" means (i) any Regular Trustee;
(ii) any Affiliate of any Regular Trustee;

(iii) any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee; or (iv) any officer, employee or agent of the Trust or its Affiliates.

                 "Compound Interest" means interest, compounded quarterly, upon accrued and unpaid interest (including Additional Interest) on the Convertible Debentures during an Extension Period at the rate specified in the Convertible Debentures to the extent permitted by applicable law.

                 "Conversion Agent" has the meaning set forth in Section 7.09 hereof.

                 "Convertible Debentures" means the 6-5/8% Convertible Junior Subordinated Debentures due 2026 to be issued by the Company under the Indenture and to be held by the Property Trustee, a specimen certificate for such Convertible Debentures being Exhibit B hereto.

                 "Convertible Preferred Securities" has the meaning specified in Section 7.01 hereof.

                 "Convertible Preferred Security Certificate" means a Certificate representing a Convertible Preferred Security substantially in the form of Exhibit A-1.

                 "Convertible Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                 "Corporate Trust Office" means the principal office of the Property Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is 450 West 33rd Street, New York, New York 10001.

                 "Covered Person" means (a) any officer, director, stockholder, partner, member, representative, employee or agent of (i) the Trust, (ii) the Trust's Affiliates or (iii) the Sponsor; and (b) any Holder of Securities.

                 "Delaware Trustee" has the meaning set forth in Section 5.02 hereof.

                 "Depositary" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Convertible Preferred Securities and in whose name or in the name of a nominee or nominees of that organization shall be registered a Global Certificate or Certificates and which shall undertake to effect book-entry transfers and pledges of the Convertible Preferred Securities, which shall initially be The Depository Trust Company, until a successor shall be appointed pursuant to Section 7.14, and thereafter means such successor Depositary.

                 "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

                 "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Convertible Debentures.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation thereto.

                 "Fiduciary Indemnified Person" has the meaning set forth in
Section 9.04(b) hereof.

                 "Fiscal Year" has the meaning set forth in Section 10.01 hereof.

                 "Guarantee" means the Convertible Preferred Securities Guarantee Agreement dated as of November 20, 1996 of the Sponsor in respect of the Convertible Preferred Securities.

                 "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Trust Act.

                 "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                 "Indenture" means the Indenture dated as of November 20, 1996, between the Company and the Indenture Trustee, as it may be amended from time to time.

                 "Indenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                 "Investment Company" means an "investment company" as defined in the Investment Company Act.

                 "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation thereto.

                 "Legal Action" has the meaning set forth in Section 5.09(d)(vii) hereof.

                 "List of Holders" has the meaning set forth in Section 2.02 hereof.

                 "Majority in aggregate liquidation amount" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Trust Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the context may require.

                 "Ministerial Action" has the meaning set forth in Annex I hereto.

                 "Offering Memorandum" means the final Offering Memorandum, dated November 20, 1996, relating to the Convertible Preferred Securities.

                 "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                 (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                 (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                 (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                 "Paying Agent" has the meaning specified in Section 7.09.

                 "Payment Amount" has the meaning specified in Section 6.01.

                 "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                 "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.03.

                 "Property Trustee Account" has the meaning set forth in
Section 5.11(c) hereof.

                 "Purchase Agreement" means the Purchase Agreement dated November 20, 1996, between the Sponsor, the Trust and the initial purchasers named therein, relating to the Convertible Preferred Securities.

                 "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                 "Registrar" has the meaning set forth in Section 7.09.

                 "Registration Agreement" means the Registration Agreement dated as of November 20, 1996, among the Sponsor, the Trust and the initial purchasers named in the Purchase Agreement, relating to the shelf registration of the Convertible Preferred Securities, the Guarantee, the Convertible Debentures and the Common Stock issuable upon conversion thereof.

                 "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                 "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                 "Responsible Officer" means, with respect to the Property Trustee, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary or any other officer in the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                 "Restricted Definitive Certificate" has the meaning set forth in Section 7.07 hereof.

                 "Restricted Global Certificate" has the meaning set forth in
Section 7.04(a) hereof.

                 "Restricted Securities Legend" has the meaning set forth in
Section 8.02(j) hereof.

                 "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

                 "Securities" means the Convertible Preferred Securities and the Trust Common Securities.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation thereto.

                 "Shelf Registration Statement" means the registration statement to be filed by the Sponsor with the Commission pursuant to the Registration Agreement.

                 "Special Event" has the meaning set forth in Annex I hereto.

                 "Sponsor" means Titanium Metals Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                 "Successor Entity" has the meaning specified in Section 3.09(b) hereof.

                 "Successor Securities" has the meaning specified in Section 3.09(b) hereof.

                 "Tax Event" has the meaning set forth in Annex I hereto.

                 "10% in aggregate liquidation amount" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Trust Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities or all outstanding Securities of the relevant class, as the context may require.

                 "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                 "Trust Act" means the Delaware Business Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq.), as it may be amended from time to time, or any successor legislation thereto.

                 "Trust Common Securities" has the meaning specified in Section
7.01 hereof.

                 "Trust Common Security Certificate" means a definitive Certificate in fully registered form representing a Trust Common Security substantially in the form of Exhibit A-2.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation thereto.

                 "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                 "Unanimous Consent" has the meaning set forth in Section 2.06(a)(ii) hereof.

                 "Unrestricted Definitive Certificate" has the meaning specified in Section 8.02(c) hereof.

                 "Unrestricted Global Certificates" has the meaning specified in Section 8.02(b) hereof.


                                   ARTICLE II

                              Trust Indenture Act

                 SECTION 2.01. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                 (b) The Property Trustee shall be the only Trustee that is an "indenture trustee" for the purposes of the Trust Indenture Act.

                 (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                 (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                 SECTION 2.02. List of Holders of Securities. (a) The Sponsor shall provide the Property Trustee with a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Convertible Preferred Securities ("List of Holders"). The List of Holders as of February 15 and August 15 of each year shall be provided five Business Days after such dates, and the List of Holders shall also be provided at any other time within 30 days of receipt by the Sponsor of a written request for a List of Holders, such List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. Notwithstanding the foregoing, the Sponsor shall not be obligated to provide such List of Holders at any time (x) the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor or (y) all of the Convertible Preferred Securities are represented by one or more Global Securities (as defined in the Indenture). The Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                 (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                 SECTION 2.03. Reports by the Property Trustee. (a) Within 60 days after May 15 of each year, commencing in 1997, the Property Trustee shall transmit by mail to Holders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

                 (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national securities exchange or quotation system upon which the Convertible Preferred Securities are listed, with the Commission and with the Company. The Trust will notify the Property Trustee if and when the Convertible Preferred Securities are listed on any national securities exchange or quotation system.

                 SECTION 2.04. Periodic Reports to Property Trustee. Each of the Sponsor and the Trust shall file with the Commission, and deliver to the Property Trustee and the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Property Trustee within 15 days after the same is so required to be filed with the Commission.

                 Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to conclusively rely on Officers' Certificates).

                 Each of the Sponsor and the Trust shall also provide to the Property Trustee on a timely basis such information as the Property Trustee reasonably requires to enable the Property Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities relating to original issue discount, if any, including, without limitation, Form 1099-OID or any successor form.

                 SECTION 2.05. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

                 SECTION 2.06. Events of Default; Waiver. (a) The Holders of a Majority in aggregate liquidation amount of Convertible Preferred Securities may, by vote, on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Event of Default in respect of the Convertible Preferred Securities and its consequences; provided that, if the underlying Event of Default under the
Indenture:

                 (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                 (ii) requires the unanimous consent or vote of the holders of the Convertible Debentures (a "Unanimous Consent") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of each Holder of Convertible Preferred Securities outstanding.

The foregoing provisions of this Section 2.06(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Convertible Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Convertible Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities of an Event of Default with respect to the Convertible Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Trust Common Securities of any such Event of Default with respect to the Trust Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Trust Common Securities.

                 (b) The Holders of a Majority in aggregate liquidation amount of the Trust Common Securities may, by vote, on behalf of the Holders of all of the Trust Common Securities, waive any past Event of Default with respect to the Trust Common Securities and its consequences; provided that, if the underlying Event of Default under the Indenture:

                 (i) is not waivable under the Indenture, except where the Holders of the Trust Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
         Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

                 (ii) requires a Unanimous Consent to be waived, except where the Holders of the Trust Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
         Section 2.06(b), the Event of Default under the Declaration may only be waived by the unanimous vote of the Holders of the Trust Common Securities; and

provided further that each Holder of Trust Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Trust Common Securities and its consequences until all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Convertible Preferred Securities and only the Holders of the Convertible Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Trust Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Trust Common Securities or impair any right consequent thereon.

                 (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Convertible Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                 SECTION 2.07. Event of Default; Notice. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first-class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07 being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of, premium, if any, or interest on any of the Convertible Debentures or in the payment of any sinking fund installment established for the Convertible Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                 (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                 (i) a default under Sections 5.01(a) and 5.01(b) of the Indenture; or

                 (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III

                                  Organization

                 SECTION 3.01. Name. The Trust is named "TIMET Capital Trust I", as such name may be modified from time to time by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, following 10 Business Days' written notice to the Holders of Securities. The activities of the Trust may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

                 SECTION 3.02. Office. The address of the principal office of the Trust is in care of Titanium Metals Corporation, 1999 Broadway, Suite 4300, Denver, Colorado 80202, Attention of Robert E. Musgraves, Regular Trustee. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

                 SECTION 3.03. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Convertible Debentures and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

                 SECTION 3.04. Prohibition of Actions by the Trust and the Trustees. The Trust shall not, and the Trustees shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees shall not cause the Trust to:

                 (a) invest any proceeds received by the Trust as a result of holding the Convertible Debentures, but shall distribute all such proceeds (except for Additional Interest, if any, which the Trust shall apply to the payment of the taxes, duties, assessments and governmental charges which gave rise to such Additional Interest) to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                 (b) acquire any assets other than as expressly provided herein;

                 (c) possess Trust property for other than a Trust purpose;

                 (d) make any loans or incur any indebtedness other than loans represented by the Convertible Debentures;

                 (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                 (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                 (g) other than as provided in this Declaration or Annex I hereto, (i) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Convertible Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Convertible Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment or modification will not cause more than an insubstantial risk that (A) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (B) for United States Federal income tax purposes the Trust will not be classified as a grantor trust.

                 SECTION 3.05. General Authority of the Trustees. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                 SECTION 3.06. Title to Property of the Trust. Except as provided in Section 5.11 with respect to the Convertible Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have undivided beneficial interests in the assets of the Trust.

                 SECTION 3.07. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

                 SECTION 3.08. Duration of Trust. The Trust, unless terminated pursuant to the provisions of Section 3.10 hereof, shall exist until December 1, 2033.

                 SECTION 3.09. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person, except as described in Sections 3.09(b) and 3.09(c).

                 (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state of the United States or the District of Columbia; provided that:

                 (i) the Convertible Preferred Securities or any substitute securities having substantially the same terms as the Convertible Preferred Securities (the "Successor Securities") are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or quotation system on which the Convertible Preferred Securities are then listed or quoted;

                 (ii) such merger, consolidation, amalgamation or replacement does not cause the Convertible Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                 (iii) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Convertible Preferred Securities (including any

         Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                 (iv) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received the opinion of independent counsel to the Trust reasonably acceptable to the Property Trustee and experienced in such matters to the effect that:

                          (A) such merger, consolidation, amalgamation or
                 replacement will not adversely affect the rights, preferences and privileges of the Holders of the Convertible Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity), including the limited liability of such Holders;

                          (B) following such merger, consolidation,
                 amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                          (C) following such merger, consolidation,
                 amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States Federal income tax purposes; and

                 (v) if the Trust is not the survivor,

                          (A) such successor entity (the "Successor Entity")
                 either:

                                  (1) expressly assumes all of the obligations
                          of the Trust under the Securities; or

                                  (2) substitutes Successor Securities for the
                          Convertible Preferred Securities so long as the Successor Securities rank the same as the Convertible Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

                          (B) the Company expressly acknowledges a trustee of
                 the Successor Entity that possesses the
                 same powers and duties as the Property Trustee as the Holder of the Convertible Debentures;

                          (C) such Successor Entity has a purpose substantially
                 identical to that of the Trust; and

                          (D) the Sponsor guarantees the obligations of such
                 Successor Entity under the Successor Securities to the same extent provided by the Guarantee.

                 (c) Notwithstanding Section 3.09(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                 SECTION 3.10. Dissolution of Trust. (a) The Trust shall dissolve:

                 (i) upon the bankruptcy of the Sponsor;

                 (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, the consent of a Majority in aggregate liquidation amount of the Convertible Preferred Securities, voting together as a single class, to dissolve the Trust, or the revocation of the Certificate of Incorporation of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                 (iii) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust;

                 (iv) when all of the Convertible Debentures shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest and Compound Interest, shall have been paid to the Property Trustee and the Property Trustee shall have redeemed the Securities in accordance with the terms of the Securities;

                 (v) upon the occurrence and continuation of a Tax Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Convertible Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                 (vi) upon the expiration of the term of the Trust on December 1, 2033; or

                 (vii) before the issuance of any Securities, with the consent of all the Regular Trustees and the Sponsor.

                 (b) As soon as is practicable after the occurrence of an event referred to in Section 3.10(a), the Regular Trustees shall pay (or make provision for the payment of) all claims against the Trust and shall execute and file a certificate of cancelation with the Secretary of State of the State of Delaware and the Trust shall terminate.

                 (c) The provisions of Article IX shall survive the termination of the Trust.


                                   ARTICLE IV

                                    Sponsor

                 SECTION 4.01. Sponsor's Purchase of Trust Common Securities. On the Closing Date and on any other date Convertible Preferred Securities are sold pursuant to the overallotment option granted in the Purchase Agreement, the Sponsor will purchase all of the Trust Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Convertible Preferred Securities are sold.

                 SECTION 4.02. Responsibilities of the Sponsor. In connection with the issue and sale of the Convertible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                 (a) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the

         Convertible Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing and execute any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

                 (b) to prepare for filing by the Trust and execute an application to the National Association of Securities Dealers, Inc.'s Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") Market to designate the Convertible Preferred Securities as PORTAL-eligible securities;

                 (c) to negotiate the terms of and execute the Purchase Agreement and other agreements, documents and instruments providing for the sale of the Convertible Preferred Securities;

                 (d) to prepare for filing with the Commission and execute the Shelf Registration Statement, including any amendments thereto; and

                 (e) to prepare for filing by the Trust with the Commission and execute a registration statement on Form 8-A relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto.


                                   ARTICLE V

                                    Trustees

                 SECTION 5.01. Number of Trustees. The initial number of Trustees shall be five, and:

                 (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                 (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in aggregate liquidation amount of the Trust Common Securities voting as a class at a meeting of the Holders of the Trust Common Securities; provided, however, that the number of Trustees shall in no event be less than two; and provided further that (i) there shall be at least one Regular Trustee who is an employee or officer of, or is affiliated with the Sponsor, (ii) one Trustee shall be the Delaware Trustee if required by the Trust Act as provided in
Section 5.02 and (iii) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee as provided in Section 5.02(b).

                 SECTION 5.02. Delaware Trustee; Eligibility. If required by the Trust Act, one Trustee (the "Delaware Trustee") shall be:

                 (a) a natural person who is resident of the State of Delaware;
or

                 (b) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; provided that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee and Section 5.14 shall have no application to such Delaware Trustee.

                 SECTION 5.03. Property Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Property Trustee and shall:

                 (i) not be an Affiliate of the Sponsor;

                 (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                 (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a- 5 and to the extent the Investment Company Act or Trust Indenture Act requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

                 (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.03(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.06(d).

                 (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Trust Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of
Section 310(b) of the Trust Indenture Act.

                 (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                 SECTION 5.04. Qualifications of Regular Trustees and Delaware Trustee Generally. Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                 SECTION 5.05. Initial Trustees. (a) The initial Regular Trustees are:

                 Joseph S. Compofelice
                 Robert E. Musgraves
                 Mark A. Wallace
                 In care of Titanium Metals Corporation
                 1999 Broadway, Suite 4300
                 Denver, CO 80202

                 The initial Delaware Trustee is:

                 Chase Manhattan Bank Delaware
                 1201 North Market Street, 6th Floor
                 Wilmington, DE 19801

                 Attention of Corporate Trust Department

                 The initial Property Trustee is:

                 The Chase Manhattan Bank
                 450 West 33rd Street, 15th Floor
                 New York, NY 10001

                 Attention of Vice President, Global Trust Services

                 SECTION 5.06. Appointment, Removal and Resignation of Trustees. (a) So long as no default or Event of Default has occurred and is continuing, and subject to Sections 5.06(b) and 5.06(c), Trustees may be appointed or removed without cause at any time:

                 (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                 (ii) after the issuance of any Securities, by vote of the Holders of a Majority in aggregate liquidation amount of the Trust Common Securities voting as a class.

                 (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.06(a) until a successor possessing the qualifications to act as a Property Trustee under Section 5.03 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the removed Property Trustee.

                 (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.06(a) until a successor possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

                 (d) A Trustee appointed to office shall hold office until his, hers or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                 (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective:

                          (A) until a Successor Property Trustee has been
                 appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                          (B) until the assets of the Trust have been
                 completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                 (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                 (e) The Holders of the Trust Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with
Section 5.06(d).

                 (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.06 within 60 days after delivery pursuant to this Section 5.06 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                 (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                 (h) No appointment of any Successor Property Trustee shall be effective until all amounts not subject to a good faith dispute which are known to be owed to the Property Trustee and which are then due have been paid; provided that upon such payment, within five Business Days of a request by the Sponsor, the Property Trustee shall certify that all such amounts have been paid, and that a Successor Property Trustee may be appointed.

                 SECTION 5.07. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to
Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

                 The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 5.07, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

                 SECTION 5.08. Merger, Conversion, Consolidation or Succession to Business of a Trustee. Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the Successor Property Trustee or the Successor Delaware Trustee, as the case may be, hereunder; provided such corporation shall be otherwise qualified and eligible under this
Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                 SECTION 5.09. Authority, Powers and Duties of the Regular Trustees. (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust.

                 (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                 (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to this Section 5.09; provided that the Shelf Registration Statement, including any amendments thereto, shall be signed by a majority of the Regular Trustees.

                 (d) The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                 (i) to issue and sell the Convertible Preferred Securities and the Trust Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Trust Common Securities; and provided further that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Convertible Preferred Securities and Trust Common Securities on the Closing Date and any other date Convertible Preferred Securities are sold pursuant to the overallotment option granted in the Purchase Agreement;

                 (ii) in connection with the issue and sale of the Convertible Preferred Securities, at the direction of the Sponsor, to:

                          (A) execute and file any documents prepared by the
                 Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Convertible Preferred Securities in any state or foreign jurisdiction in which the Sponsor has determined to qualify or register such Convertible Preferred Securities for sale;

                          (B) execute and file an application, prepared by the
                 Sponsor, to the PORTAL Market to designate the Convertible Preferred Securities PORTAL-eligible securities;

                          (C) execute and deliver letters, documents, or
                 instruments to the Depositary relating to the Convertible Preferred Securities;

                          (D) execute and perform the Purchase Agreement and
                 other agreements, documents and instruments providing for the sale of the Convertible Preferred Securities;

                          (E) execute the Shelf Registration Statement prepared
                 by the Sponsor, including any amendments thereto relating to, among other securities, the Convertible Preferred Securities; and

                          (F) execute and file with the Commission a
                 registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act.

                 (iii) to acquire the Convertible Debentures with the proceeds of the sale of the Convertible Preferred Securities and the Trust Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Convertible Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Trust Common Securities;

                 (iv) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

                 (v) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Convertible Preferred Securities and Holders of Trust Common Securities as to such actions and applicable record dates;

                 (vi) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

                 (vii) to bring or defend, pay, collect, compromise, arbitrate or resort to a legal action, or otherwise adjust claims or demands of or against the Trust (a "Legal Action"), unless pursuant to Section 5.11(e), the Property Trustee has the exclusive power to bring such Legal Action;

                 (viii) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, advisors, and consultants and pay reasonable compensation for such services;

                 (ix) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                 (x) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the

         Property Trustee, which certificate may be executed by any Regular Trustee;

                 (xi) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                 (xii) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                 (xiii) to give prompt written notice to the Holders of the Securities of any notice received from the Company of its election to defer payments of interest on the Convertible Debentures by extending the interest payment period under the Indenture;

                 (xiv) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                 (xv) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Convertible Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                 (xvi) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 5.09, including, but not limited to:

                          (A) causing the Trust not to be deemed to be an
                 Investment Company required to be registered under the Investment Company Act;

                          (B) causing the Trust to be classified for United
                 States Federal income tax purposes as a grantor trust; and

                          (C) cooperating with the Company to ensure that the
                 Convertible Debentures will be treated as indebtedness of the Company for United States Federal income tax purposes; provided that such action does not adversely affect the interests of Holders; and

                 (xvii) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                 (e) The Regular Trustees must exercise the powers set forth in this Section 5.09 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.03.

                 (f) Subject to this Section 5.09, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 5.11.

                 (g) Any expenses incurred by the Regular Trustees pursuant to this Section 5.09 shall be reimbursed by the Sponsor.

                 SECTION 5.10. Delegation of Powers and Duties of the Regular Trustees. The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein. The Regular Trustees may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 their power for the purpose of executing any documents contemplated in Section 5.09, including the Registration Statement or any amendment thereto or other document filed with the Commission, or making any other governmental filing.

                 SECTION 5.11. Powers and Duties of the Property Trustee. (a) The legal title to the Convertible Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the

Property Trustee to the Convertible Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with
Section 5.06. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Convertible Debentures have been executed and delivered.

                 (b) The Property Trustee shall not transfer its right, title and interest in the Convertible Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                 (c)  The Property Trustee shall:

                 (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Convertible Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Convertible Preferred Securities and Holders of the Trust Common Securities from the Property Trustee Account in accordance with Section 6.01. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained in The City of New York with a banking institution having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, state, territorial or District of Columbia authority;

                 (ii) engage in such ministerial and administrative activities as so directed and as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Trust Common Securities to the extent the Convertible Debentures are redeemed or mature; and

                 (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial and administrative activities as so directed as shall be necessary or appropriate to effect the distribution of the Convertible Debentures to Holders of Securities upon the occurrence of certain Special Events arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

                 (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                 (e) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Convertible Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, but subject to the rights of the Holders pursuant to the terms of such Securities, enforce its rights as holder of the Convertible Debentures, including the right to take any Legal Action which arises out of or in connection with such an Event of Default.

                 (f) Subject to this Section 5.11, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 5.09.

                 (g) The Property Trustee must exercise the powers set forth in this Section 5.11 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

                 SECTION 5.12. Certain Duties and Responsibilities of the Property Trustee. (a) The Property Trustee, before the occurrence of any Event of Default and after all Events of Default that may have occurred have been cured or waived, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

                 (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration.

                 (c) The Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts.

                 (d) The Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in aggregate liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration.

                 (e) The Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

                 (f) No provision of this Declaration shall require the Property Trustee to expend or risk its own funds otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it.

                 (g) The Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Convertible Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act.

                 (h) The Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 5.11(c)(i) and except to the extent otherwise required by law.

                 (i) The Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Convertible Debentures or the payment of any taxes or assessments levied thereon or in connection therewith.

                 SECTION 5.13. Certain Rights of Property Trustee. (a) Subject to the provisions of Section 5.12:

                 (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                 (ii) if requested by the Property Trustee, any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                 (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                 (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                 (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                 (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that nothing contained in this Section 5.13(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                 (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                 (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                 (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                 (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (A) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion in aggregate liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions;

                 (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                 (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                 (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                 SECTION 5.14. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Trust Act.

                 SECTION 5.15. Meetings. If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees.
Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the written consent of a majority of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.


                                   ARTICLE VI

                                 Distributions

                 SECTION 6.01. Distributions. If and to the extent that the Company makes a payment of principal of, premium, if any, or interest (including Compound Interest but excluding Additional Interest, if any, which the Trust shall apply to the payment of the taxes, duties, assessments and governmental charges which gave rise to such Additional Interest) on the Convertible Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of Convertible Preferred Securities and Trust Common Securities in accordance with the preferences set forth in the respective terms of such Securities, as described in Annex I hereto.


                                  ARTICLE VII

                                 The Securities

                 SECTION 7.01. Title and Terms. The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Convertible Preferred Securities"), and one class of common securities, representing undivided beneficial interests in the assets of the Trust (the "Trust Common Securities"), each having such terms (the "Terms") as are set forth in

Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Convertible Preferred Securities and the Trust Common Securities. The aggregate number of Convertible Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto.

                 The Terms of the Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A- 1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such Terms and to be bound thereby.

                 SECTION 7.02.  General Provisions Regarding the Securities.
(a) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                 (b) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be validly issued, fully paid and nonassessable.

                 (c) Every Person, by virtue of having become a Holder or a Convertible Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                 SECTION 7.03. General Form of Certificates. The Convertible Preferred Security Certificates and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Trust Common Security Certificates and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration.

                 The Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Trust. The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing.

                 The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any national securities exchange or quotation system on which the Convertible Preferred Securities may be listed or quoted, all as determined by the Regular Trustees, as evidenced by their execution thereof. The Trust shall issue no Securities in bearer form.

                 SECTION 7.04. Form of Convertible Preferred Securities Certificates; Global Certificates. (a) Convertible Preferred Securities offered and sold, on original issuance, to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) ("QIBs") in reliance on Rule 144A shall be issued in the form of a global Convertible Preferred Security Certificate in fully registered form without distribution coupons and with the appropriate legends set forth in Exhibit A-1 hereto (a "Restricted Global Certificate"), which shall be deposited on behalf of the purchasers of the Convertible Preferred Securities represented thereby with the Property Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Convertible Preferred Securities represented by the Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

                 (b) Unless required by the Depositary, any national securities exchange or quotation system on which the Convertible Preferred Securities may be listed or quoted or any rule, regulation or law, Convertible Preferred Securities issued in the form of global Convertible Preferred Security Certificates need not be printed, lithographed or engraved on steel engraved borders, but shall be in such form as is acceptable to the Depositary.

                 (c) Each global Convertible Preferred Security Certificate authenticated and delivered hereunder shall bear a legend in substantially the following form, in capital letters and bold-face type:

                 THIS SECURITY IS A GLOBAL CONVERTIBLE PREFERRED SECURITY CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CONVERTIBLE PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

                 (d) If the Depositary is The Depository Trust Company, each global Convertible Preferred Security Certificate authenticated and delivered hereunder shall also bear a legend in substantially the following form, in capital letters and bold-face type:

                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                 SECTION 7.05. Execution and Dating of Certificates. The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificates may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular

Trustee. Each Convertible Preferred Security shall be dated the date of its authentication.

                 One Regular Trustee shall sign the Convertible Preferred Security Certificates for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Trust Common Security Certificates, be a manual signature.

                 SECTION 7.06. Authentication of Certificates. Each global Convertible Preferred Security Certificate shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of The Depositary Trust Company, and delivered to such Depositary or a nominee thereof or custodian therefor, and each such global Convertible Preferred Security Certificate shall constitute a single Convertible Preferred Security for all purposes of this Declaration.

                 A Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Certificate has been authenticated under this Declaration. Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Certificates for original issue.

                 The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Convertible Preferred Security Certificates. An authenticating agent may authenticate Convertible Preferred Security Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

                 SECTION 7.07. Definitive Convertible Preferred Security Certificates. Convertible Preferred Securities offered and sold, on original issuance, in reliance on Regulation S under the Securities Act or to "accredited investors" (as defined in Rule 501(a)(1), (2), (3), (4) or (7) under the Securities Act) other than QIBs shall be issued in the form of individual definitive Convertible Preferred Security Certificates in fully registered form without distribution coupons and with the appropriate legends set forth in Exhibit A-1 hereto (each, a "Restricted

Definitive Certificate"); provided that upon transfer of such Convertible Preferred Securities to a QIB, such Convertible Preferred Securities will, unless the Restricted Global Certificate has previously been exchanged, be exchanged for an interest in the Restricted Global Certificate pursuant to the provisions of Section 8.02(e).

                 SECTION 7.08. Temporary Certificates. Until definitive Certificates are ready for delivery, the Trust may prepare and the Property Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Trust considers appropriate for temporary Certificates. Without unreasonable delay, the Trust shall prepare and the Property Trustee shall authenticate definitive Certificates in exchange for temporary Certificates.

                 SECTION 7.09. Registrar, Paying Agent and Conversion Agent. The Trust shall (a) maintain in the Borough of Manhattan in The City of New York, an office or agency where Convertible Preferred Securities may be presented for registration of transfer or exchange (the "Registrar"), (b) an office or agency where Convertible Preferred Securities may be presented for payment (the "Paying Agent") and (c) an office or agency where Convertible Preferred Securities may be presented for conversion (the "Conversion Agent"). The Registrar shall keep a register of the Convertible Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Trust may act, and shall initially act, as paying agent, registrar and co-registrar for the Trust Common Securities.

                 The Trust initially appoints First Chicago Trust Company of New York as Registrar, Paying Agent and Conversion Agent. First Chicago Trust Company of New York shall be entitled to the protections of Sections 5.12 and
5.13 and Article IX in its capacity as Registrar, Paying Agent and Conversion Agent.

                 SECTION 7.10. Paying Agent To Hold Money in Trust. The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

                 SECTION 7.11. Outstanding Convertible Preferred Securities. The Convertible Preferred Securities "outstanding" at any time are all the Convertible Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancelation, and those described in this Section 7.11 as not outstanding.

                 If a Convertible Preferred Security is replaced or paid pursuant to Section 8.03, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Convertible Preferred Security is held by a bona fide purchaser.

                 If Convertible Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

                 A Convertible Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an

Affiliate of the Sponsor holds such Convertible Preferred Security.

                 SECTION 7.12. Convertible Preferred Securities in Treasury. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Convertible Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Convertible Preferred Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

                 SECTION 7.13. Notices to Depositary. Whenever a notice or other communication to the Convertible Preferred Security Holders is required under this Declaration, the Regular Trustees shall, in the case of any Global Convertible Preferred Security, give all such notices and communications specified herein to be given to the Convertible Preferred Security Holders to the Depositary, and shall have no notice obligations to the Convertible Preferred Security Beneficial Owners.

                 SECTION 7.14. Appointment of Successor Depositary. If the Depositary elects to discontinue its services as securities depositary with respect to the Convertible Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Convertible Preferred Securities.

                 SECTION 7.15. Deemed Security Holders. The Trustees and any Agent may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                                  ARTICLE VIII

              Transfers, Exchanges and Cancelations of Securities

                 SECTION 8.01. General. (a) Where Convertible Preferred Security Certificates are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Convertible Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Convertible Preferred Security Certificates at the Registrar's request.

                 (b) Securities may only be transfered, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the Terms set forth in Annex I. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                 (c) Subject to this Article VIII, the Sponsor and any Related Party may only transfer Trust Common Securities to the Sponsor or a Related Party; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                 (i) the Trust would not be classified for United States Federal income tax purposes as a grantor trust; and

                 (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

                 (d) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to such transfers. Upon surrender for registration of transfer of any Certificates, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

                 (e) The Trust shall not be required (i) to issue, register the transfer of or exchange Convertible Preferred Security Certificates during a period beginning at the opening of business 15 days before the day of any selection of Convertible Preferred Securities for redemption and ending at the close of business (New York City time) on the day of selection, or (ii) to register the transfer or exchange of any Convertible Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Convertible Preferred Security being redeemed in part.

                 SECTION 8.02.  Transfer Procedures and Restrictions. (a)
General.

                 (i) The transfer and exchange of global Convertible Preferred Security Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration and the procedures of the Depositary therefor.

                 (ii) Unless and until definitive Convertible Preferred Security Certificates have been issued to the Convertible Preferred Security Beneficial Owners pursuant to Section 8.02(i):

                          (A) the Trust and the Trustees shall be entitled to
                 deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Convertible Preferred Securities represented thereby and shall have no obligation to the

                 Convertible Preferred Security Beneficial Owners; and

                          (B) the rights of the Convertible Preferred Security
                 Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Convertible Preferred Security Beneficial Owners and the Depositary and the direct and indirect participants in the Depositary. The Depositary will make book-entry transfers among the participants in the Depositary.

                 (iii) Except in connection with an effective registration statement under the Securities Act, including the Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Agreement, if Convertible Preferred Securities are issued upon the transfer, exchange or replacement of Convertible Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend, the Convertible Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which may include an opinion of counsel, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Convertible Preferred Securities that do not bear the Restricted Securities Legend.

                 (b) Transfers Under Effective Shelf Registration Statement. After the initial effectiveness of a Shelf Registration Statement for Convertible Preferred Securities, all requirements pertaining to legends on such Convertible Preferred Securities will cease to apply, and beneficial interests in a global Convertible Preferred Security without legends will be available to transferees of such Convertible Preferred Securities upon exchange of the transfering

Holder's Restricted Definitive Certificate or directions to transfer such Holder's beneficial interest in the Restricted Global Certificate, as the case may be. After the initial effectiveness of the Shelf Registration Statement, the Trust shall issue and the Property Trustee shall authenticate a global Convertible Preferred Security in fully registered form without the Restricted Securities Legend (the "Unrestricted Global Certificate") to deposit with the Depositary to evidence transfers under the Shelf Registration Statement of (i) beneficial interests in the Restricted Global Certificates, (ii) Restricted Definitive Certificates and (iii) Unrestricted Definitive Certificates.

                 (c) Restricted Definitive Certificate to Unrestricted Definitive Certificate; Termination of Restricted Period. Following the termination of the "restricted period" (as defined in Rule 903(c)(3) under the Securities Act) with respect to the issuance of the Convertible Preferred Securities in reliance on Regulation S, of which notice shall be provided to the Property Trustee, such Convertible Preferred Securities may be exchanged for Convertible Preferred Securities in definitive, fully registered form without distribution coupons, but without the Restricted Securities Legend ("Unrestricted Definitive Certificates"), that are free from any restriction on transfer (other than such as are solely attributable to any Holder's status). Unrestricted Definitive Certificates will bear a CUSIP number different from that of the other Convertible Preferred Securities and transfers or exchanges from an Unrestricted Definitive Certificate to the global Convertible Preferred Security Certificate must be effected pursuant to Section 8.02(b).

                 (d) Transfer and Exchange of Definitive Certificates. When definitive Convertible Preferred Security Certificates are presented to the Registrar or co-registrar (x) to register the transfer of such definitive Convertible Preferred Security Certificates or (y) to exchange such definitive Convertible Preferred Security Certificates for definitive Convertible Preferred Security Certificates in different denominations, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the definitive Convertible Preferred Security Certificates surrendered for transfer or exchange:

                 (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                 (ii) shall be accompanied by the following additional information and documents:

                          (A) if such definitive Convertible Preferred Security
                 Certificates are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse of the definitive Convertible Preferred Security Certificate); or

                          (B) if such definitive Convertible Preferred Security Certificates are being transfered pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act (1) a certification to that effect (in the form set forth on the reverse of the definitive Convertible Preferred Security Certificate) and (2) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

                 QIB transferees of definitive Convertible Preferred Security Certificates that are transfered in accordance with Rule 144A under the Securities Act must take delivery of their interests in the Convertible Preferred Securities in the form of a beneficial interest in the global Convertible Preferred Security Certificate in accordance with Section 8.02(e).

                 (e) Restrictions on Transfer of a Definitive Convertible Preferred Security Certificate for a Beneficial Interest in a Global Convertible Preferred Security Certificate. A definitive Convertible Preferred Security Certificate may not be exchanged for a beneficial interest in a global Convertible Preferred Security Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a definitive Convertible Preferred Security Certificate, duly endorsed or accompanied by appropriate instruments of transfer, together with:

                 (i) certification, in the form set forth on the reverse of the definitive Convertible Preferred Security Certificate, that such definitive Convertible Preferred Security Certificate is being transfered to a QIB in accordance with Rule 144A under the Securities Act; and

                 (ii) written instructions directing the Registrar to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such global Convertible Preferred Security Certificate to reflect an increase in the number of the Convertible Preferred Securities represented by such global Convertible Preferred Security Certificate, then the Registrar shall cancel such definitive Convertible Preferred Security Certificate and cause, or direct the Depositary to cause, the aggregate number of Convertible Preferred Securities represented by the global Convertible Preferred Security Certificate to be increased accordingly. If no global Convertible Preferred Security Certificate is then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Convertible Preferred Securities in global form.

                 (f) Transfer and Exchange of Global Convertible Preferred Security Certificates. The transfer and exchange of beneficial interests in a global Convertible Preferred Security Certificate shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth in Section 8.02(a)(iii), if any) and the procedures of the Depositary therefor.

                 (g) Transfer of a Beneficial Interest in a Global Convertible Preferred Security Certificate for a Definitive Convertible Preferred Security Certificate.

                 (i) Any person having a beneficial interest in a global Convertible Preferred Security Certificate that is being transfered or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (A) or (B) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a definitive Convertible Preferred Security Certificate representing the same number of Convertible Preferred

         Securities. Upon receipt by the Registrar from the Depositary or its nominee on behalf of any Person having a beneficial interest in a global Convertible Preferred Security Certificate of written instructions or such other form of instructions as is customary for the Depositary and the following additional information and documents (all of which may submitted by facsimile):

                          (A) if such beneficial interest is being registered
                 in the name of the Holder designated by the Depositary as being the owner of such beneficial interest, a certification from such Holder to that effect (in the form set forth on the reverse of the Convertible Preferred Security Certificate); or

                          (B) if such beneficial interest is being transfered
                 pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act (1) a certification to that effect from the transferee or transferor (in the form set forth on the reverse of the Convertible Preferred Security Certificate) and (2) if the Property Trustee or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in Section 8.02(j), then the Registrar will cause, in accordance with the standing instructions and procedures existing between the Registrar and the Depositary, the aggregate principal amount of the global Convertible Preferred Security Certificate to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and deliver to the transferee a definitive Convertible Preferred Security Certificate.

                 (ii) Definitive Convertible Preferred Security Certificates issued in exchange for a beneficial interest in a global Convertible Preferred Security Certificate pursuant to this Section 8.02(g) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar. The

         Registrar shall deliver such Convertible Preferred Securities to the persons in whose names such Convertible Preferred Securities are so registered in accordance with the written instructions of the Depositary.

                 Beneficial interests in the Restricted Global Certificate may not be exchanged for a Restricted Definitive Certificate except as provided in Sections 8.02(g)(i)(B) and 8.02(i).

                 (h) Restrictions on Transfer and Exchange of Convertible Preferred Securities Represented by a Global Convertible Preferred Security Certificate. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 8.02(i)), a Convertible Preferred Security represented by a global Convertible Preferred Security Certificate may not be transfered as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                 (i) Authentication of Definitive Convertible Preferred Security Certificates. If at any time:

                 (i) the Depositary notifies the Trust that the Depositary is unwilling or unable to continue as Depositary for the global Convertible Preferred Security Certificates and a successor Depositary for the global Convertible Preferred Security Certificates is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice or at any time the Depositary has ceased to be a "clearing agency" registered under the Exchange Act;

                 (ii) the Trust, in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration; or

                 (iii) an Event of Default has occurred and is continuing;

then a Regular Trustee will execute on behalf of the Trust, and the Property Trustee, upon receipt of a written order of the Trust signed by a Regular Trustee requesting the authentication and delivery of Definitive Preferred

Securities to the Persons designated by the Trust, will authenticate, definitive Convertible Preferred Security Certificates, in an aggregate principal amount equal to the principal amount of Convertible Preferred Securities represented by the global Convertible Preferred Security Certificates.

                 Upon surrender of the global Convertible Preferred Security Certificates by the Depositary, accompanied by registration instructions, the Regular Trustees shall cause definitive Convertible Preferred Security Certificates to be delivered to Convertible Preferred Security Beneficial Owners in accordance with the instructions of the Depositary. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depositary.

                 (j)  Legend.

                 (i) Except as permitted by the following paragraph (ii), each Convertible Preferred Security Certificate (and all Convertible Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR THE ISSUANCE OF ANY PREDECESSOR SECURITY HERETO) OR (Y) IF LATER, BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN
         (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS

         SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SO SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "ONE-YEAR RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE
         (4) PRIOR TO THE EXPIRATION OF THE "ONE-YEAR RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
         (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.

                 (ii) Upon any sale or transfer of a Convertible Preferred Security (including any Convertible Preferred Security represented by a global Convertible Preferred Security Certificate) after such Convertible Preferred Security is no longer "restricted" within the meaning of Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                          (A) in the case of any Convertible Preferred Security
                 that is a definitive Convertible Preferred Security Certificate, the Registrar shall permit the Holder thereof to exchange such Convertible Preferred Security Certificate for a definitive Convertible Preferred Security Certificate that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Convertible Preferred Security; and

                          (B) in the case of any beneficial interest in  a
                 global Convertible Preferred Security Certificate, the Registrar shall permit the Holder thereof to exchange such beneficial interest for a beneficial interest in another global Convertible Preferred Security Certificate that does not bear the Restricted Securities Legend.

                 (k) Cancellation or Adjustment of Global Convertible Preferred Security Certificates. At such time as all beneficial interests in a global Convertible Preferred Security Certificate have either been exchanged for definitive Convertible Preferred Security Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such global Convertible Preferred Security Certificate shall be returned to the Depositary for cancelation or retained and canceled by the Property Trustee. At any time prior to such cancelation, if any beneficial interest in a global Convertible Preferred Security Certificate is exchanged for definitive Convertible Preferred Security Certificates, Convertible Preferred Securities represented by such global Convertible Preferred Security Certificate shall be reduced and an adjustment shall be made on the books and records of the Registrar with respect to such global Convertible Preferred Security Certificate by the Registrar to reflect such reduction.

                 SECTION 8.03. Mutilated, Destroyed, Lost or Stolen Certificates; Replacement Securities. If the holder of a Security claims that the Certificate representing such Security has been lost, destroyed or wrongfully taken or if such Certificate is mutilated and is surrendered to the Trust or in the case of the Convertible Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Certificate if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Certificate is replaced. The Company may charge for its expenses in replacing a Certificate.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Sponsor in its discretion may, instead of issuing a new Certificate, pay such Security.

                 Every replacement Certificate is an additional obligation of the Trust.

                 SECTION 8.04. Cancelation of Convertible Preferred Security Certificates. The Trust at any time may deliver Convertible Preferred Security Certificates to the Property Trustee for cancelation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Convertible Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Convertible Preferred Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancelation and shall dispose of canceled Convertible Preferred Securities as the Trust directs in writing. The Trust may not issue new Convertible Preferred Securities to replace Convertible Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancelation or that any holder has converted.

                                   ARTICLE IX

                          Limitation of Liability of
                   Holders of Securities, Trustees and Others

                 SECTION 9.01. Liability. (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                 (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

                 (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                 (b) The Holder of the Trust Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                 (c) Pursuant to Section 3803(a) of the Trust Act, the Holders of the Convertible Preferred Securities shall be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                 SECTION 9.02. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust by the Regular Trustees and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or wilful misconduct with respect to such acts or omissions.

                 (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust by the Regular Trustees, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                 SECTION 9.03. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                 (b)  Unless otherwise expressly provided herein:

                 (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

                 (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities;

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                 (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                 (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                 (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                 SECTION 9.04. Indemnification. (a) (i) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                 (ii) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                 (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.04(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                 (iv) Any indemnification under paragraphs (i) and (ii) of this Section 9.04(a) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (). Such determination shall be made (A) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (B) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (C) by the Holders of the Trust Common Securities of the Trust.

                 (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.04(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section 9.04(a). Notwithstanding the foregoing, no advance shall be made by the Company if a determination is reasonably and promptly made (A) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (B) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (C) the Holders of the Trust Common Securities of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Holders of the Trust Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Holders of the Trust Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders of the Common or Convertible Preferred Securities.

                 (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Company or Holders of the Convertible Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.04(a) shall be deemed to be provided by a contract between the Company and each

Company Indemnified Person who serves in such capacity at any time while this
Section 9.04(a) is in effect. Any repeal or modification of this Section 9.04(a) shall not affect any rights or obligations then existing.

                 (vii) The Company or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Section 9.04(a).

                 (viii) For purposes of this Section 9.04(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                 (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 (b)  The Sponsor agrees to indemnify the (i) Property Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.04(b) shall survive the satisfaction and discharge of this Declaration.

                 SECTION 9.05. Outside Businesses. Any Covered Person, the Sponsor, the Regular Trustees, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of the Covered Persons, the Sponsor, the Regular Trustees, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Regular Trustees, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE X

                                   Accounting

                 SECTION 10.01. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                 SECTION 10.02. Certain Accounting Matters. (a) At all times during the existence of the Trust, the

Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

                 (b) If required by the Trust Indenture Act, the Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                 (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States Federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations.

                 (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States Federal income tax return, on a Form 1041 or such other form required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

                 SECTION 10.03. Banking. The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Convertible Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

                 SECTION 10.04. Withholding. The Trust and the Regular Trustees shall comply with all withholding requirements under United States Federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XI

                            Amendments and Meetings

                 SECTION 11.01. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by each of the Regular Trustees, the Property Trustee, the Delaware Trustee and the Sponsor; provided that the consent of each of such parties to a proposed amendment shall not be unreasonably withheld.

                 (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                 (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                 (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                 (iii) to the extent the result of such amendment would be to:

                          (A) cause the Trust to fail to continue to be
                 classified for purposes of United States Federal income taxation as a grantor trust;

                          (B) reduce or otherwise adversely affect the powers
                 of the Property Trustee in contravention of the Trust Indenture Act; or

                          (C) cause the Trust to be deemed to be an Investment
                 Company that is required to be registered under the Investment Company Act.

                 (c) So long as any Securities remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

                 (d) Section 9.01(c) and this Section 11.01 shall not be amended without the consent of all of the Holders of the Securities.

                 (e) Article IV and the rights of the Holders of the Trust Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in aggregate liquidation amount of the Trust Common Securities.

                 (f) Notwithstanding Section 11.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                 (i) cure any ambiguity;

                 (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                 (iii) add to the covenants, restrictions or obligations of the Sponsor;

                (iv) qualify this Declaration under the Trust Indenture Act; and

                 (v) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

                 SECTION 11.02. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of 10% in aggregate liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                 (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                 (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any national securities exchange or quotation system on which the Convertible Preferred Securities are listed or quoted, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                 (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                 (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                 (iv) unless the Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XII

            Representations of Property Trustee and Delaware Trustee

                 SECTION 12.01. Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                 (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                 (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and the Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                 (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

                 (d) At the Closing Date, the Property Trustee has not knowingly created any liens or encumbrances on such Convertible Debentures.

                 (e) To the knowledge of the Property Trustee, no consent, approval or authorization of, or registration with or notice to, any New York State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

                 SECTION 12.02. Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                 (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                 (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                 (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

                 (d) To the knowledge of the Delaware Trustee, no consent, approval or authorization of, or registration with or notice to, any state or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

                 (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.


                                  ARTICLE XIII

                                 Miscellaneous

                 SECTION 13.01. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first-class mail, as follows:

                 (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                 In care of Titanium Metals Corporation
                 1999 Broadway, Suite 4300
                 Denver, CO 80202
                 Telephone:  (303) 296-5600
                 Facsimile:  (303) 296-5650

                 Attention of Robert E. Musgraves, Regular Trustee

                 (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                 The Chase Manhattan Bank
                 450 West 33rd Street, 15th Floor
                 New York, NY 10001
                 Telephone:  (212) 946-8157
                 Facsimile:  (212) 946-3358

                 Attention of Vice President, Global Trust Services

                 (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                 Chase Manhattan Bank Delaware
                 1201 North Market Street, 6th Floor
                 Wilmington, DE 19801
                 Telephone:  (302) 428-3375
                 Facsimile:  (302) 984-4889

                 Attention of Corporate Trust Department

                 (d) if given to the Holders of the Trust Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holders of the Trust Common Securities may give notice to the Trust):

                 Titanium Metals Corporation
                 1999 Broadway, Suite 4300
                 Denver, CO 80202
                 Telephone:  (303) 296-5600
                 Facsimile:  (303) 296-5650

                 Attention of Robert E. Musgraves, Vice President,
                                     General Counsel and Secretary

                 (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

                 All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first-class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                 SECTION 13.02. Governing Law. THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                 SECTION 13.03. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States Federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                 SECTION 13.04. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                 SECTION 13.05. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                 SECTION 13.06. Invalidity of any Provision. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                 SECTION 13.07. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


                 IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the date first above written.


                                        ---------------------------------------
                                        Joseph S. Compofelice, as Trustee



                                        ---------------------------------------
                                        Robert E. Musgraves, as Trustee



                                        ---------------------------------------
                                        Mark A. Wallace, as Trustee

                                        CHASE MANHATTAN BANK DELAWARE,
                                        as Delaware Trustee,


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Property Trustee,


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:


                                        TITANIUM METALS CORPORATION,
                                        as Sponsor,


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                         ANNEX I
                                  TERMS OF THE
                    CONVERTIBLE PREFERRED SECURITIES AND THE
                            TRUST COMMON SECURITIES


                 Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of November 20, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities and the Trust Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

                 1. Designation and Number. (a) Convertible Preferred Securities. 3,500,000 Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Seventy-Five Million Dollars ($175,000,000), plus up to an additional 525,000 Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Twenty-Six Million Two Hundred Fifty Thousand Dollars ($26,250,000) solely to cover overallotments, as provided for in the Purchase Agreement (the "Option Convertible Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $50.00 per Convertible Preferred Security, are hereby designated for the purposes of identification only as "6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities
(BUCS) (Liquidation Amount $50.00 per Convertible Preferred Security)" (the "Convertible Preferred Securities"). The Convertible Preferred Security Certificates evidencing the Convertible Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any national securities exchange or quotation system on which the Convertible Preferred Securities are listed or quoted.

                 (b) Trust Common Securities. 108,248 Trust Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Five Million Four Hundred Twelve Thousand Four Hundred Dollars ($5,412,400) plus up to an additional 16,238 Trust Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Eight Hundred

Eleven Thousand Nine Hundred Dollars ($811,900) to meet the capital requirements of the Trust in the event of an issuance of Option Convertible Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $50.00 per Trust Common Security, are hereby designated for the purposes of identification only as "6-5/8% Common Securities (Liquidation Amount $50.00 per Common Security)" (the "Trust Common Securities"). The Trust Common Security Certificates evidencing the Trust Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                 2. Distributions. (a) Distributions payable on each Security will be fixed at a rate per annum of 6.625% (subject to adjustment in the event the Shelf Registration Statement is not filed or is not declared effective within, or is not continuously effective for, the time periods specified in the Registration Agreement) (the "Coupon Rate") of the stated liquidation amount of $50.00 per Security, such rate being the rate of interest payable on the Convertible Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest (including any Compound Interest but excluding Additional Interest) payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

                 (b) Except as otherwise described below, Distributions on the Securities will be cumulative, will accumulate from the first date of original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Convertible
Debentures: March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1997, when, as and if available for payment by the Property Trustee.

The Company has the right at any time during the term of the Convertible Debentures to defer interest payments (excluding, for such purposes, payments with respect to Additional Interest, if any) from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each, an "Extension Period") for each such period; provided that no Extension Period may extend beyond the maturity date of the Convertible Debentures. As a consequence of such extension, quarterly Distributions on the Securities will be deferred (although such Distributions will continue to accumulate with interest since interest will continue to accrue on the Convertible Debentures and will be compounded quarterly). In the event that the Company exercises this right, then, during such period the Company has agreed, among other things, (i) not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (A) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock, (B) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (ii) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Convertible Debentures and (iii) not to make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters and may not extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above restrictions.

                 (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the February 15, May 15, August 15 and November 15 prior to the next succeeding payment dates, except as otherwise described in this Annex I. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Convertible Preferred Securities represented by the Global Certificates will be made to The Depository Trust Company (the "Depositary"), which will credit the relevant accounts at the Depositary on the applicable distribution dates or, in the case of certificated securities, such payments shall be made by check mailed to the address of the Holder entitled thereto as such address shall appear on the Register. The relevant record dates for the Trust Common Securities shall be the same record dates as for the Convertible Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date as a result of the Company having failed to make a payment under the Convertible Debentures will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                 (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock of the Company pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, accumulated Distributions will not be paid on Convertible Preferred Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Convertible Preferred Securities except that if any Convertible Preferred Security is converted (i) on or after a record date for payment of Distributions thereon, the Distributions payable on the related payment date with respect to such Convertible Preferred Security shall be distributed to the Holder on such record date, despite such conversion, and (ii) during an Extension Period and after the Property Trustee mails a notice of redemption of the Convertible Preferred Securities that are converted, accumulated and unpaid Distributions through the date of conversion on such Convertible Preferred Securities called for redemption shall be distributed to the Holder who converts such Convertible Preferred Securities, which Distribution shall be made on the redemption date.

                 (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed pro rata (as defined in paragraph 9) among the Holders of the Securities.

                 3. Liquidation Distribution upon Dissolution. In the event of any voluntary or involuntary dissolution, winding up or termination of the Trust (each a "Liquidation") the then Holders of the Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors, Distributions in an amount equal to the aggregate of the stated liquidation amount of $50.00 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Convertible Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on, such Securities, shall be distributed on a pro rata basis to the Holders of the Securities.

                 If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a pro rata basis in accordance with paragraph 9 below.

                 4. Redemption and Distribution. (a) Upon the repayment of the Convertible Debentures, in whole or in part, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Convertible Debentures so repaid or redeemed at a redemption price equal to the redemption price of such repaid or redeemed Convertible Debentures, together with accrued and unpaid interest (including Compound Interest but excluding Additional Interest) thereon through the date fixed for redemption, payable in cash (the "Redemption Price").

                 (b) If fewer than all the outstanding Securities are to be so redeemed, the Trust Common Securities and the Convertible Preferred Securities will be redeemed pro rata and the Convertible Preferred Securities to be redeemed will be as described in paragraph 4(e)(ii) below.

                 (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Convertible Debentures are redeemed in the limited circumstances in relation to a Tax Event described in the following paragraph of this paragraph 4(c), dissolve the Trust and, after satisfaction of creditors of the Trust, if any, cause Convertible Debentures held by the Property Trustee (w) having an aggregate principal amount equal to the aggregate liquidation amount of, (x) an interest rate identical to the Coupon Rate of, (y) accrued and unpaid interest equal to the accumulated and unpaid Distributions on, and (z) the same record dates for payment as, the Securities to be distributed to the Holders of the Securities in liquidation of such Holders' interest in the Trust on a pro rata basis, within 90 days following the occurrence of such Special Event (the "90-Day Period"); provided, however, that in the case of a Tax Event, such dissolution and distribution shall be conditioned on the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Convertible Preferred Securities will not recognize any income, gain or loss for United States Federal income tax purposes as a result of such dissolution and distribution of Convertible Debentures and, provided further, that if at the time there is available to the Trust the opportunity to eliminate, within the 90-Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that in the sole judgment of the Company has, or will cause, no adverse effect on the Trust, the Company or the Holders of the Securities and will involve no material cost (a "Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

                 If in the event of a Tax Event, (i) after receipt of a Dissolution Tax Opinion (as defined below) by the Trust, the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Company would be precluded from deducting the interest on the Convertible Debentures for United States Federal income tax purposes (determined without regard to the use made by the Company of the proceeds from the sale of the Convertible Debentures) even if the Convertible Debentures were distributed to the Holders of Securities in liquidation of such Holders' interest in the Trust as described in this paragraph 4(c), or (ii) after receipt of a Dissolution Tax Opinion, the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Company shall have the right, upon not less than 15 nor more than 60 days' notice, to redeem the Convertible Debentures in whole (but not in part) for cash within the 90-Day Period, and promptly following such redemption, the Securities shall be redeemed on a pro rata basis at $50.00 per Security plus accumulated and unpaid Distributions; provided, however, that if at the time there is available to the Company or the Trust the opportunity to eliminate, within such 90-Day Period, the Tax Event by taking some Ministerial Action, the Trust or the Company will pursue such Ministerial Action in lieu of redemption.

                 "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (A) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (B) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (C) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (D) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated or issued or which interpretation or pronouncement is issued or adopted or which action is taken, in each case after November 20, 1996 (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (1) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to income accrued or received on the Convertible Debentures, (2) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (3) interest payable by the Company to the Trust on the Convertible Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company for United States Federal income tax purposes (determined without regard to the use made by the Company of the proceeds of the Convertible Debentures). Notwithstanding anything in the previous sentence to the contrary, a Tax Event shall not include any Change in Tax Law that requires the Company for United States Federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Convertible Debentures until the interest payment related to such OID is paid by the Company in money; provided that such Change in Tax Law does not create more than an insubstantial risk that the Company will be prevented from taking a deduction for OID accruing with respect to the Convertible Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Company in money.

                 "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") to the effect that, as a result of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in Investment Company Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in Investment Company Law becomes effective on or after November 20, 1996.

                 On the date fixed for any distribution of Convertible Debentures, upon dissolution of the Trust: (I) the Securities will no longer be deemed to be outstanding and (II) certificates representing Securities will be deemed to represent beneficial interests in Convertible Debentures having an aggregate principal amount equal to the aggregate liquidation amount, and bearing accrued and unpaid interest equal to the accumulated and unpaid Distributions, on such Securities until such certificates are presented to the Company or its agent for transfer or reissuance.

                 (d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date fixed for redemption.

                 (e)  Redemption or Distribution Procedures.

                 (i) Notice of any redemption of, or notice of distribution of Convertible Debentures in exchange for, the Securities (a "Redemption or Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 15 nor more than 60 days before the date fixed for redemption or exchange thereof, which, in the case of a redemption, will be the date fixed for redemption of the Convertible Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption or Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption or Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption or Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                 (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the

         Securities to be redeemed shall be redeemed pro rata from each Holder of Convertible Preferred Securities, it being understood that, in respect of Convertible Preferred Securities registered in the name of and held of record by the Depositary or its nominee or nominees (or any successor Depositary or its nominee or nominees), the distribution of the proceeds of such redemption will be made to each Depositary Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                 (iii) If Securities are to be redeemed and the Trust gives a Redemption or Distribution Notice (which notice is irrevocable), then, provided that the Company has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Convertible Debentures, (A) with respect to Convertible Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, the Trust will deposit irrevocably with the Depositary or its nominee or nominees (or successor Depositary or its nominee or nominees) funds sufficient to pay the applicable Redemption Price with respect to such Convertible Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of such Convertible Preferred Securities represented by the Global Certificates, and (B) with respect to Convertible Preferred Securities issued in definitive form and Trust Common Securities, the Trust will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption or Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest thereon. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Company as guarantor pursuant to the Guarantee, Distributions on such Securities will continue to accumulate at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                 (iv) In the event of any redemption in part, the Trust shall not be required (A) to issue, register the transfer of or exchange of any Convertible Preferred Security during a period beginning at the opening of business (New York City time) 15 days before any selection for redemption of Convertible Preferred Securities and ending at the close of business (New York City time) on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Convertible Preferred Securities to be so redeemed or (B) to register the transfer of or exchange of any Convertible Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Convertible Preferred Securities being redeemed in part.

                 (v) Redemption or Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Convertible Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in definitive form, the Holders of such certificates and (B) in respect of the Trust Common Securities, the Holders thereof.

                 (vi) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Company or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or by private agreement.

                 5. Conversion Rights. The Holders of Convertible Preferred Securities shall have the right at any time after 90 days following the first date of original issuance of the Convertible Preferred Securities and prior to the close of business (New York City time) on the fifth Business Day immediately preceding the date of repayment of such Convertible Preferred Securities, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock of the Company in the manner described herein on and subject to the following terms and conditions:

                 (a) The Convertible Preferred Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock of the Company pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Convertible Debentures theretofore held by the Trust on the basis of one Security per $50.00 aggregate principal amount of Convertible Debentures, and immediately to convert such amount of Convertible Debentures into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of
         1.339 shares of Common Stock of the Company per $50.00 principal amount of Convertible Debentures (which is equivalent to a conversion price of approximately $37.34 per share of Common Stock of the Company), subject to certain adjustments set forth in Section 13.03 of the Indenture and in the terms of the Convertible Debentures (as so adjusted, the "Conversion Price").

                 (b) In order to convert Securities into Common Stock of the Company, the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock of the Company should be issued and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the Convertible Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Convertible Debentures on behalf of such Holder, into Common Stock of the Company (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Convertible Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Convertible Debentures for exchange in accordance with this paragraph 5. The Conversion Agent shall thereupon notify the Company of the Holder's election to convert such Convertible Debentures into shares of Common Stock of the Company. Accrued Distributions will not be paid on Convertible Preferred Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Convertible Preferred Securities except that if any Convertible Preferred Security is converted (1) on or after a record date for payment of Distributions thereon, the Distributions payable on the related payment date with respect to such Convertible Preferred Security shall be distributed to the Holder on such record date, despite such conversion, and (2) during an Extension Period and after the Property Trustee mails a Redemption Distribution Notice with respect to the Convertible Preferred Securities that are converted, accrued and unpaid Distributions through the date of conversion on such Convertible Preferred Securities called for redemption shall be distributed to the Holder who converts such Convertible Preferred Securities, which Distribution shall be made on the redemption date fixed for redemption. Except as provided above, neither the Trust nor the Company will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions on the Securities (including any Compound Interest) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock of the Company issued upon such conversion. The Company shall make no payment or allowance for distributions on the shares of Common Stock of the Company issued upon such conversion, except to the extent that such shares of Common Stock of the Company are held of record on the record date for any such distributions and except as provided in Section
         13.09 of the Indenture. Securities shall be deemed to have been converted immediately prior to the close of business (New York City time) on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock of the Company issuable upon conversion of the Convertible Debentures shall be treated for all purposes as the record holder or holders of such Common Stock of the Company at such time.
         As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock of the Company issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

                 (c) Each Holder of a Security by his acceptance thereof appoints First Chicago Trust Company of New York (the "Conversion Agent") for the purpose of effecting the conversion of Securities in accordance with this paragraph 5. In effecting the conversion and transactions described in this paragraph 5, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Convertible Debentures held by the Trust in connection with the conversion of such Securities in accordance with this paragraph 5 and
         (ii) to convert all or a portion of the Convertible Debentures into Common Stock of the Company and thereupon to deliver such shares of Common Stock of the Company in accordance with the provisions of this paragraph 5 and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.

                 (d) No fractional shares of Common Stock of the Company will be issued as a result of conversion, but in lieu thereof, such fractional interest will be in cash (based on the last reported sale price of the Common Stock of the Company on the Conversion Date) by the Company to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

                 (e) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock of the Company, solely for issuance upon the conversion of the Convertible Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock of the Company as shall from time to time be issuable upon the conversion of all the Convertible Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Convertible Debentures, shares of Common Stock of the Company reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock of the Company), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock of the Company issued upon conversion of the Convertible Debentures shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock of the Company received upon conversion of the Convertible Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Company and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock of the Company (and all requirements to list the Common Stock of the Company issuable upon conversion of Convertible Debentures that are at the time applicable), in order to enable the Company to lawfully issue Common Stock of the Company to the Trust upon conversion of the Convertible Debentures and the Trust to lawfully deliver the Common Stock of the Company to each Holder upon conversion of the Securities.

                 (f) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock of the Company on conversion of Convertible Debentures and the delivery of the shares of Common Stock of the Company by the Trust upon conversion of the Securities. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock of the Company in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

                 (g) Nothing in the preceding paragraph 5(f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

                 6. Voting Rights of Holders of Convertible Preferred Securities. (a) Except as provided under paragraph 6(b) and paragraph 8, in the Trust Act and the Trust Indenture Act and as otherwise required by law and the Declaration, the Holders of the Convertible Preferred Securities will have no voting rights. No vote or consent of the Holders of the Convertible Preferred Securities will be required for the Trust to redeem and cancel Convertible Preferred Securities or to distribute the Convertible Debentures in accordance with the Declaration and the terms of the Securities.

                 (b) Subject to the requirements set forth in this paragraph 6(b), the Holders of a Majority in aggregate liquidation amount of the Convertible Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee and direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Convertible Debentures, (i) to exercise the remedies available to it under the Indenture as a holder of the Convertible Debentures, (ii) to waive any past default and its consequences that are waivable under the Indenture, (iii) to exercise any right to rescind or annul a declaration that the principal of all the Convertible Debentures shall be due and payable or (iv) to consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required; provided that where a consent or action under the Indenture would require the Unanimous Consent of the Holders of Convertible Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of each Holders of the Convertible Preferred Securities outstanding. The Property Trustee shall be under no obligation to revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Convertible Preferred Securities under this paragraph 6(b) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Convertible Debentures. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of, premium, if any, or interest on the Convertible Debentures on the date such principal, premium or interest is otherwise payable (or in the case of redemption on the date fixed for redemption), then a Holder of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder (a "Direct Action") of the principal of or interest on Convertible Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities of such Holder on or after the respective due date specified in the Convertible Debentures. Except as provided in the preceding sentence, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Convertible Debentures. In connection with such Direct Action, the Company will be subrogated to the rights of such Holder of Convertible Preferred Securities under the Declaration to the extent of any payment made by the Company to such Holder of Convertible Preferred Securities in such Direct Action.

                 (c) Any required approval or direction of Holders of Convertible Preferred Securities may be given at a separate meeting of Holders of Convertible Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Preferred Securities.
Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                 (d) Notwithstanding that Holders of Convertible Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Convertible Preferred Securities that are owned by the Company or any Affiliate of the Company shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Convertible Preferred Securities were not outstanding.

                 7. Voting Rights of Holders of Trust Common Securities. (a) Except as provided under paragraphs 7(b) and (c) and paragraph 8, in the Trust Act and the Trust Indenture Act and as otherwise required by law and the Declaration, the Holders of the Trust Common Securities will have no voting rights. No vote or consent of the Holders of the Trust Common Securities will be required for the Trust to redeem and cancel Trust Common Securities or to distribute the Convertible Debentures in accordance with the Declaration and the terms of the Securities.

                 (b) The Holders of the Trust Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                 (c) Subject to Section 2.06 of the Declaration and only after each and every Event of Default with respect to the Convertible Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the last sentence of this paragraph 7(c), the Holders of a Majority in aggregate liquidation amount of the Trust Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee and direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Convertible Debentures, (i) to exercise the remedies available to it under the Indenture as a holder of the Convertible Debentures, (ii) to waive any past default and its consequences that are waivable under the Indenture, (iii) to exercise any right to rescind or annul a declaration that the principal of all the Convertible Debentures shall be due and payable or (iv) to consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the Unanimous Consent of the Holders of Convertible Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of each Holder of the Trust Common Securities outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Trust Common Securities under this paragraph 7(c) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Convertible Debentures.

                 (d) Any approval or direction of Holders of Trust Common Securities may be given at a separate meeting of Holders of Trust Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                 8. Amendments to Declaration and Indenture. (a) In addition to any requirements under Section 11.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding up or termination of the Trust, other than as described in Section 3.10 of the Declaration, then the Holders of Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in aggregate liquidation amount of the Securities affected thereby, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Convertible Preferred Securities or only the Trust Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in aggregate liquidation amount of such class of Securities.

                 (b) In the event the consent of the Property Trustee as the holder of the Convertible Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Convertible Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in aggregate liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the Unanimous Consent of the Holders of Convertible Debentures, the Property Trustee may only give such consent at the written direction of each Holder of the Securities; and, provided further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

                 9. Pro Rata. A reference in these terms of the Securities to any payment, distribution or treatment as being "pro rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Convertible Preferred Securities pro rata according to the aggregate liquidation amount of Convertible Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Convertible Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Trust Common Securities pro rata according to the aggregate liquidation amount of Trust Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Common Securities outstanding.

                 10. Ranking. The Convertible Preferred Securities rank pari passu and payment thereon shall be made pro rata with the Trust Common Securities except that, if an Event of Default has occurred and is continuing under the Indenture in respect of the Convertible Debentures held by the Property Trustee, the rights of Holders of the Trust Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

                 11. Acceptance of Guarantee and Indenture. Each Holder of Convertible Preferred Securities, by the acceptance thereof, agrees to the provisions of the Guarantee, including the subordination provisions therein, and to the provisions of the Indenture.

                 12. No Preemptive Rights. The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

                 13. Miscellaneous. These terms constitute a part of the Declaration.

                 The Company will provide a copy of the Declaration (together with this Annex I), the Guarantee, and the Indenture to a Holder without charge on written request to the Company at its principal place of business.

                                                                     EXHIBIT A-1
                     FORM OF CONVERTIBLE PREFERRED SECURITY

                               [FACE OF SECURITY]

                 [Include if Convertible Preferred Security is in global form:
THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CONVERTIBLE PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS CONVERTIBLE PREFERRED SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.]

                 [Include if Convertible Preferred Security is in global form and The Depository Trust Company is the Depositary: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                 [Include if Convertible Preferred Security is restricted:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) IF LATER, BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE

CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SO SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "ONE-YEAR RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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c)(3) OF REGULATION S UNDER THE SECURITIES ACT), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND AGREES THAT IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.]

                 [Include if Convertible Preferred Security was initially issued in reliance on Regulation S under the Securities Act: SUBSEQUENT TRANSFERS OF THIS SECURITY (OR

ANY OTHER SECURITY REFERRED TO ABOVE) AND REGISTRATION OF SUCH TRANSFERS ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CERTIFICATION REQUIREMENTS AS THE REGISTRAR OR TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

                 [Include if Convertible Preferred Security is a restricted, definitive Security: IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]


                             TIMET CAPITAL TRUST I

                    6-5/8% Convertible Preferred Securities
               Beneficial Unsecured Convertible Securities (BUCS)
         (Liquidation Amount $50.00 per Convertible Preferred Security)
                                       of
                             TIMET Capital Trust I


Cert. No.:_______                                                 CUSIP No.
No. of Convertible
Preferred Securities:______


                 TIMET CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________________________ (the "Holder") is the registered owner of convertible preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (BUCS) (Liquidation Amount $50.00 per Convertible Preferred Security)" (the "Convertible Preferred Securities"). The Convertible Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 20,

1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Convertible Preferred Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent provided therein. The Company will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                 Reference is hereby made to select provisions of the Convertible Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                 Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Convertible Debentures as indebtedness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Convertible Debentures.

                 Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Convertible Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.


                 IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.


Dated:

                                        TIMET CAPITAL TRUST I,


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                 This is one of the Convertible Preferred Securities referred to in the within-mentioned Declaration.


Dated:

                                        THE CHASE MANHATTAN BANK, as
                                        Property Trustee,


                                        By
                                          --------------------------------------
                                          Name:
                                          Title:

                             [REVERSE OF SECURITY]

                 Distributions payable on each Convertible Preferred Security will be fixed at a rate per annum of 6.625% (subject to adjustment in the event the Shelf Registration Statement is not filed or is not declared effective within, or is not continuously effective for, the time periods specified in the Registration Agreement) (the "Coupon Rate") of the stated liquidation amount of $50.00 per Convertible Preferred Security, such rate being the rate of interest payable on the Convertible Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest (including any Compound Interest but excluding Additional Interest) payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

                 Except as otherwise described below, Distributions on the Convertible Preferred Securities will be cumulative, will accumulate from the first date of original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Convertible Debentures: March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1997, when, as and if available for payment by the Property Trustee. The Company has the right at any time during the term of the Convertible Debentures to defer interest payments (excluding, for such purposes, payments with respect to Additional Interest, if any) from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each, an "Extension Period") for each such period; provided that no Extension Period may extend beyond the maturity date of the Convertible Debentures. As a consequence of such extension, quarterly Distributions on the Convertible Preferred Securities will be deferred (although such Distributions will continue to accumulate with interest since interest will continue to accrue on the Convertible Debentures and will be compounded quarterly). In the event that the Company exercises this right, then, during such period the Company has agreed, among other things, (a) not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (b) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Convertible Debentures and (c) not to make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters and may not extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above restrictions.

                 Distributions on the Convertible Preferred Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the February 15, May 15, August 15 and November 15 prior to the next such succeeding payment date, except as otherwise described in the Declaration.

                 The Convertible Preferred Securities shall be redeemable as provided in the Declaration.

                 The Convertible Preferred Securities shall be convertible into shares of common stock, $.01 par value ("Common Stock") of Titanium Metals Corporation, a Delaware corporation, through (1) the exchange of Convertible Preferred Securities for a portion of the Convertible Debentures and (2) the immediate conversion of such Convertible Debentures into Common Stock of Titanium Metals Corporation, in the manner and according to the terms set forth in the Declaration.

                                   ASSIGNMENT

                 FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Preferred Security Certificate to:

                    _____________________________________
                    (Insert assignee's social security or
                          tax identification number)


                   ________________________________________
                  (Insert address and zip code of assignee)


and irrevocably appoints                 agent to transfer this Convertible
Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
     --------------------------

-------------------------------
(Sign exactly as your name appears on the other side of this Convertible Preferred Security)
Certificate)


Signature Guarantee:*
                     --------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               CONVERSION REQUEST


To:      The Chase Manhattan Bank, as Property Trustee of TIMET Capital Trust I

                 The undersigned owner of these Convertible Preferred Securities hereby irrevocably exercises the option to convert these Convertible Preferred Securities, or the portion below designated, into the common stock, $.01 par value (the "Common Stock") of Titanium Metals Corporation in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of November 20, 1996, by Joseph S. Compofelice, Robert
E. Musgraves and Mark A. Wallace, as Regular Trustees, Chase Manhattan Bank Delaware, as Delaware Trustee, The Chase Manhattan Bank, as Property Trustee, Titanium Metals Corporation, as Sponsor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) (a) to exchange such Convertible Preferred Securities for a portion of the Convertible Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration) and (b) to immediately convert such Convertible Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration).

                 The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date:
     -----------------
    Number of Convertible Preferred Securities to be converted:
                                                               ----------------

                 If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------
(Sign exactly as your name appears on the other side of this Convertible Preferred
Security Certificate) (for conversion only)

Please print or typewrite name
and address, including zip code,
and social security or other
identifying number.

----------------------------------------------------------------------
----------------------------------------------------------------------
----------------------------------------------------------------------
----------------------------------------------------------------------

Signature Guarantee:*
                     -------------------------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                        CERTIFICATE TO BE DELIVERED UPON
                          EXCHANGE OR REGISTRATION OF
                  RESTRICTED CONVERTIBLE PREFERRED SECURITIES


                 This certificate relates to __________ Convertible Preferred Securities held in (check applicable space) ___ book-entry or ___ definitive form by the undersigned.

(A)      The undersigned (check one box below):

         (1)     [ ]      has requested the Property Trustee by written order
                          deliver in exchange for its beneficial interest in
                          the Restricted Global Convertible Preferred Security
                          held by the Depositary a Convertible Preferred
                          Security or Securities in definitive, fully
                          registered form in such number equal to its
                          beneficial interest in such Restricted Global
                          Convertible Preferred Security (or    the number
                          thereof indicated above); or

         (2)     [ ]      has requested the Property Trustee by written order
                          exchange its Convertible Preferred Security in definitive, fully registered form for an interest in the Restricted Global Preferred Security held by the Depositary in such number equal to the number of Convertible Preferred Securities in definitive, fully registered form so held; or

         (3)     [ ]      has requested the Property Trustee by written order
                          exchange or register the transfer of a Convertible
                          Preferred Security or Securities.

(B) The undersigned confirms that such Securities are being (check one box below):

         (1)     [ ]      acquired for the undersigned's own account, without
                          transfer (in satisfaction of Section 8.02(d)(ii)(A) of the Indenture); or

         (2)     [ ]      pursuant to and in compliance with Rule 144A under
                          the Securities Act of 1933; or

         (3)     [ ]      pursuant to and in compliance with Regulation S
                          under the Securities Act of 1933; or

         (4)     [ ]      pursuant to Rule 144 under the Securities Act of 1933.

                 Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Convertible Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (1), (3) or (4) is checked, the Property Trustee may require, prior to registering any such transfer of the Convertible Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

            TO BE COMPLETED BY PURCHASER IF (B)(2) ABOVE IS CHECKED

                 The undersigned represents and warrants that it is purchasing these Convertible Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                                                   ----------------------------
                                                   Signature


Signature Guarantee:*
                      ----------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                                                     EXHIBIT A-2
                         FORM OF TRUST COMMON SECURITY

                               [FACE OF SECURITY]

                 THIS TRUST COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT. OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF TITANIUM METALS CORPORATION.


                             TIMET CAPITAL TRUST I

                            6-5/8% Common Securities
             (Liquidation Amount $50.00 per Trust Common Security)
                                       of
                             TIMET Capital Trust I

Cert. No.______
No. of Trust Common
Securities________


                 TIMET CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "6-5/8% Common Securities (Liquidation Amount $50.00 per Common Security)" (the "Trust Common Securities"). The Trust Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 20, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Common Securities as set forth in Annex I to the Declaration.
Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Company will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                 Reference is hereby made to select provisions of the Trust Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                 Upon receipt of this certificate, the Company is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat for United States Federal income tax purposes the Convertible Debentures as indebtedness and the Trust Common Securities as evidence of indirect beneficial ownership in the Convertible Debentures.

                 Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Trust Common Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.


                 IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.


Dated:

                                                   TIMET CAPITAL TRUST I,


                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:

[Seal]

Attest:

-------------------------

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                 This is one of the Trust Common Securities referred to in the within-mentioned Declaration.


Dated:

                                        THE CHASE MANHATTAN BANK, as
                                        Property Trustee,


                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                             [REVERSE OF SECURITY]

                 Distributions payable on each Trust Common Security will be fixed at a rate per annum of 6.625% (subject to adjustment in the event the Shelf Registration Statement is not filed or is not declared effective within, or is not continuously effective for, the time periods specified in the Registration Agreement) (the "Coupon Rate") of the stated liquidation amount of $50.00 per Trust Common Security, such rate being the rate of interest payable on the Convertible Debentures to be held by the Property Trustee.
Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest (including any Compound Interest but excluding Additional Interest) payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed.

                 Except as otherwise described below, Distributions on the Trust Common Security Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Convertible
Debentures: March 1, June 1, September 1 and December 1 of each year, commencing on March 1, 1997, when, as and if available for payment by the Property Trustee. The Company has the right at any time during the term of the Convertible Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each, an "Extension Period") for each such period; provided that no Extension Period may extend beyond the maturity date of the Convertible Debentures. As a consequence of such extension, quarterly Distributions on the Trust Common Security Securities will be deferred (although such Distributions will continue to accumulate with interest since interest will continue to accrue on the Convertible Debentures and will be compounded quarterly). In the event that the Company exercises this right, then, during such period the Company has agreed, among other things, (a) not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), (b) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Convertible Debentures and (c) not to make any guarantee payments with respect to the foregoing. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters and may not extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above restrictions.

                                   ASSIGNMENT

                 FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Common Security Certificate to:


                    -------------------------------------
                    (Insert assignee's social security or
                        or tax identification number)


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                  (Insert address and zip code of assignee)


and irrevocably appoints                  agent to transfer this Trust Common
Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
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(Sign exactly as your name appears on the
other side of this Trust Common Security
Certificate)


Signature Guarantee:*
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* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)